 EXHIBIT 32.1

CERTIFICATION OF PERIODIC REPORT

I, Donald Lynn Collins, Chairman and Chief Executive Officer of Collins Industries, Inc., certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended July 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	September 7, 2004

By
/s/ Donald Lynn Collins
Donald Lynn Collins, President
and Chief Executive Officer